SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
              THE SECURITIES EXCHANGE ACT OF 1934


                      January 15, 2004
        ------------------------------------------------
        Date of Report (Date of Earliest Event Reported)



                         TELE-OPTICS, INC.
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)




                             Delaware
         ----------------------------------------------
         (State or Other Jurisdiction of Incorporation)



      0-161470                            65-0008442
------------------------        ---------------------------------
(Commission File Number)        (IRS Employer Identification No.)




  2300 Glades Road, Suite 210, West Tower, Boca Raton, FL 33431
  -------------------------------------------------------------
             (Address of Principal Executive Offices)



                         (561) 750-6999
                 -------------------------------
                 (Registrant's Telephone Number)


  -------------------------------------------------------------
  (Former Name or Former Address, if changed since last report)


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ITEM 4. - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company's accountant, Robert C. Seiwell, Jr. CPA, resigned effective December 14, 2003. The reports for the quarters ended June 30, 2003 and September 30, 2003 were prepared by Mr. Seiwell. The reports did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for a going concern uncertainty. In addition, there were no disagreements, disputes, or differences of opinion with Robert
C. Seiwell, Jr. CPA on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Robert C. Seiwell, Jr. CPA would have caused Robert C. Seiwell, Jr. CPA to make reference to the matter in its report.

In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2003, the Company has not yet engaged a new accountant.


ITEM 7. - EXHIBITS

Exhibit 16.1 - Letter of Robert C. Seiwell, Jr. CPA



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                            SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TELE-OPTICS, INC.

Dated: January 15, 2004
                                    By:/s/ David A. Carter
                                       --------------------------------
                                       David A. Carter, Secretary


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